UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 9, 2024 (December 4, 2024)

SHEPHERD AVE CAPITAL ACQUISITION CORPORATION
(Exact name of registrant as specified in its charter)

Cayman Islands	001-42425	N/A
(State or other jurisdiction	(Commission File Number)	(IRS Employer
of incorporation)		Identification Number)

221 W 9th St #859
Wilmington, DE 19801

(Address of principal executive offices)

302-235-3848

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act.

Title of each class	Trading Symbol	Name of each exchange on which registered
Units, consisting of one Class A ordinary share, $0.0001 par value, and one Right to acquire one-fifth of one Class A ordinary share	SPHAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	SPHA	The Nasdaq Stock Market LLC
Rights, each whole right to acquire one-fifth of one Class A ordinary share	SPHAR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On December 2, 2024, the Registration Statement on Form S-1 (File No. 333-280986) (the “Registration Statement”) relating to the initial public offering (the “IPO”) of Shepherd Ave Capital Acquisition Corporation (the “Company”) was declared effective by the U.S. Securities and Exchange Commission. On December 6, 2024, the Company consummated the IPO of 8,625,000 units (the “Units”), including the full exercise of the underwriter’s option to purchase an additional 1,125,000 Units to cover over-allotments. Each Unit consists of one Class A ordinary share, $0.0001 par value per share (each, a “Class A Ordinary Share”), and one right (each, a “Right”), each one Right entitling the holder thereof to exchange for one-fifth of one Class A Ordinary Share upon the completion of the Company’s initial business combination. The Units were sold at an offering price of $10.00 per Unit, generating gross proceeds of $86,250,000.

Substantially concurrently with the closing of the IPO, the Company completed the private sale of 244,250 units (the “Private Units”) to the Company’s sponsor, Aitefund Sponsor LLC (the “Sponsor”). Each Private Unit consists of one Class A Ordinary Share and one Right. The Private Units were sold at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $2,442,500. The Private Units are identical to the Units sold in the IPO, subject to limited exceptions as further described in the Registration Statement.

In connection with the IPO, the Company entered into the following agreements, the forms of which were previously filed as exhibits to the Registration Statement:

●	an Underwriting Agreement, dated December 4, 2024, between the Company and SPAC Advisory Partners, LLC, a division of Kingswood Capital Partners LLC (the “Representative”);

●	a Rights Agreement, dated December 4, 2024, between the Company and VStock Transfer, LLC (“VStock”), as rights agent;

●	a Private Units Subscription Agreement, dated December 4, 2024, between the Company and the Sponsor;

●	a Securities Transfer Agreement, dated December 4, 2024, between the Company, the Sponsor, and independent directors of the Company;

●	an Investment Management Trust Agreement, dated December 4, between the Company and Wilmington Trust, N.A., as trustee;

●	a Registration Rights Agreement, dated December 4, 2024, between the Company, the Sponsor, the Representative and certain directors of the Company;

●	a Letter Agreement, dated December 4, 2024, between the Company, the Sponsor, and the officers and directors of the Company; and

●	an Indemnity Agreement, dated December 4, 2024, between the Company and each of the officer and directors of the Company.

The Underwriting Agreement is included as Exhibit 1.1, the Rights Agreement is included as Exhibit 4.1, the other agreements are included as Exhibits 10.1 to 10.6, respectively, hereto, and each of such exhibits is incorporated by reference herein.

Item 3.02 Unregistered Sales of Equity Securities

Substantially concurrently with the closing of the IPO, the Company completed the private sale of the aggregated amount of 244,250 Private Units to the Sponsor at a purchase price of $10.00 per Private Unit, generating gross proceeds to the Company of $2,442,500. The Private Units are identical to the Units issued in the IPO, subject to limited exceptions as further described in the Registration Statement. The issuance of the Private Units was made pursuant to the exemption from registration contained in Section 4(a)(2) of the Securities Act of 1933, as amended.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective on December 2, 2024, in connection with the effectiveness of the Registration Statement, Evan M. Graj, Stephen Markscheid and Wee Peng Siong became directors of the Company.

The board has determined that each of Evan M. Graj, Stephen Markscheid and Wee Peng Siong are independent directors under the requirements of the Nasdaq listing standards and under the Securities Exchange Act of 1934 (“Exchange Act”), and has determined that each of Evan M. Graj and Stephen Markscheid qualifies as an “audit committee financial expert” as that term is defined in Item 407(d)(5) of Regulation S-K under the Exchange Act. Evan M. Graj, Stephen Markscheid and Wee Peng Siong serve as members of the audit committee, with Evan M. Graj serving as chair of the audit committee.

The Company will reimburse the officers and directors for reasonable out-of-pocket expenses incurred in connection with fulfilling their roles as directors at the closing of our initial business combination.

Substantially concurrently with the effectiveness of the Registration Statement and closing of the IPO, the Sponsor transferred to each of Evan M. Graj, Stephen Markscheid and Wee Peng Siong, 20,000 Class B ordinary shares at the same price originally paid by the Sponsor for such shares, approximately $0.0116 per share, pursuant to a certain securities transfer agreement (the “Securities Transfer Agreement”) dated December 4, 2024 by and among the Company, the transferees and the Sponsor.

Other than as set forth in Item 1.01, the Registration Statement and above, none of the directors mentioned above are party to any arrangement or understanding with any person pursuant to which they were appointed as directors, nor are they party to any transactions required to be disclosed under Item 404(a) of Regulation S-K involving the Company.

Item 5.03 Amendments to the Memorandum and Articles of Association.

On December 2, 2024, the Company adopted and filed its Amended and Restated Memorandum and Articles of Association. The Amended and Restated Memorandum and Articles of Association is attached as Exhibit 3.1 hereto and is incorporated by reference herein.

Item 8.01 Other Events.

A total of $86,250,000, or $10.00 per Units, from the proceeds of the offerings of the Units and the sale of the Private Units (net of transaction expenses and working capital) were placed in the trust account. Except with respect to interest earned on the funds in the trust account that may be released to the Company to pay its taxes and dissolution expenses, the proceeds from the offerings of the Units and the sale of the Private Units held in the trust account will not be released until the earliest of (a) the completion of the Company’s initial business combination, (b) the redemption of any public shares properly tendered in connection with a shareholder vote to amend the Company’s Amended and Restated Memorandum and Articles of Association to modify the substance or timing of its obligation to allow redemption in connection with its initial business combination or redeem 100% of its public shares if the Company does not complete its initial business combination by March 7, 2026 (or up to June 7, 2026, if extended as described in the Registration Statement), and (c) the redemption of all of the Company’s public shares if it is unable to complete its business combination by March 7, 2026 (or up to June 7, 2026, if extended as described in the Registration Statement), subject to applicable law.

On December 4, 2024, the Company issued a press release, a copy of which is attached as Exhibit 99.1 to this Current Report on Form 8-K, announcing the pricing of the IPO.

On December 6, 2024, the Company issued a press release, a copy of which is attached as Exhibit 99.2 to this Current Report on Form 8-K, announcing the closing of the IPO.

Item 9.01 Financial Statements and Exhibits.

Exhibit No.	Description of Exhibits
1.1	Underwriting Agreement, dated December 4, 2024, by and between the Company and the Representative.

3.1	Amended and Restated Memorandum and Articles of Association, dated December 2, 2024.

4.1	Rights Agreement, dated December 4, 2024, between the Company and VStock, as rights agent.

10.1	PIPE Unit Subscription Agreement dated December 4, 2024, between the Company and the Sponsor.

10.2	Securities Transfer Agreement, dated December 4, 2024, between the Company, the Sponsor, and certain directors of the Company

10.3	Investment Management Trust Agreement, dated December 4, 2024, between the Company and Wilmington Trust, N.A., as trustee.

10.4	Registration Rights Agreement, dated December 4, 2024, between the Company, the Sponsor, and the Representative.

10.5	Letter Agreement, dated December 4, 2024, among the Company, the Sponsor, and officers and directors of the Company.

10.6	Indemnity Agreement, dated December 4, 2024, between the Company and the officers and directors of the Registrant.

99.1	Press Release, dated December 4, 2024.

99.2	Press Release, dated December 6, 2024.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Shepherd Ave Capital Acquisition Corporation

	By:	/s/ William W. Snyder
	Name:	William W. Snyder
	Title:	Chief Executive Officer

Date: December 9, 2024